UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 15, 2007 (August 10, 2007)

ALLIED HEALTHCARE INTERNATIONAL INC. (Exact Name of Registrant as Specified on its Charter)

1-11570	13-3098275
(Commission File Number)	(IRS Employer Identification Number)

New York (State or Other Jurisdiction of Incorporation or Organization)

245 Park Avenue, New York, New York 10167 (Address of Principal Executive Offices)

(212) 750-0064 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

___          Written communications pursuant to Rule 425 under the Securities Act.

___           Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

___           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

___           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 5.02.

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 10, 2007, Scott Shay notified Allied Healthcare International Inc. (the “Company”) of his resignation from the Board of Directors of the Company, effective as of such date.  Mr. Shay informed the Company that he resigned from the Board of Directors due to the demands of his other business interests.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 15, 2007

ALLIED HEALTHCARE INTERNATIONAL INC. By: /s/ Marvet Abbassi Name: Marvet Abbassi Title: Financial Controller